SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): March 2, 2007

DEUTSCHE ALT-A SECURITIES, INC. (as depositor under the Pooling and Servicing Agreement, relating to the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR2)

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2006-AR2
(Exact name of Issuing Entity as specified in its charter)

DEUTSCHE ALT-A SECURITIES, INC.
(Exact name of Depositor as specified in its charter)

DB STRUCTURED PRODUCTS, INC.
(Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-131600-03	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 250-2500

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated July 17, 2006, as amended by the Current Report on Form 8-K/A dated September 19, 2006, in connection with the issuance of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR2, in order to correct certain errors contained in Exhibit 4.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2006, among Deutsche Alt-A Securities, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By:

/s/ Ernie Calabrese

Name:

Ernie Calabrese

Title:       Director

By:

/s/ Rika Yano

Name:

Rika Yano

Title:       Vice President

Dated:  March 2, 2007

Exhibit Index

Exhibit

Page

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2006, among Deutsche Alt-A Securities, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.